UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2018

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel 2069200

(Address of Principal Executive Offices, including Zip Code)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 17, 2018, Mellanox Technologies, Ltd. (the “Company”) disseminated an infographic summarizing the results for the first quarter ended March 31, 2018. The foregoing description is qualified in its entirety by reference to the infographic, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the Infographic attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

GAAP to Non-GAAP Reconciliation

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, settlement costs, restructuring and related charges, and income tax effects and adjustments. Acquisition and other charges include expenses related to acquisitions of other companies and non-routine shareholder matters. Restructuring and related charges include costs that are the result of restructuring, consisting of employee termination and severance costs, facilities related costs, contract cancellation charges, and impairment of long-lived assets. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of its core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition and other charges, settlement costs, restructuring and related charges, and income tax effects and adjustments because it enhances investors’ ability to understand its business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, impairment of long-lived assets, changes related to recognition of deferred taxes and the net impact on the company’s tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented with the Company’s Press Release dated April 17, 2018 and is posted under the “Investor Relations” section on its website.

The company has not reconciled its non-GAAP gross margins or non-GAAP operating expenses to GAAP gross margins or GAAP operating expenses, respectively, in this document, because it does not provide an outlook for GAAP gross margins or GAAP operating expenses due to uncertainty and variability of acquired intangibles, acquisition related costs, impairment charged and restructuring costs, which are reconciling items between non-GAAP gross margins and non-GAAP operating expenses, and GAAP gross margins and GAAP operating expenses, respectively. The company has not reconciled its non-GAAP diluted share count to GAAP diluted share count in this document because it does not provide an outlook for GAAP diluted share count due to the uncertainty in its GAAP net income (loss) due to variability of GAAP gross margins and operating expenses described above. Because such items cannot be reasonably predicted and could have a significant impact on the calculation of GAAP gross margins, GAAP operating expenses and GAAP diluted share count, a reconciliation of its outlook of these non-GAAP financial measures to the corresponding GAAP measures is not available without unreasonable effort.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements, including the outlook for the three months ending June 30, 2018 and full fiscal 2018, statements related to trends in the market for the Company’s solutions and services, opportunities for its company in 2018 and beyond, and future product capabilities. These forward-looking statements are based on its current expectations, estimates and projections about its industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause its results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of its product line, customer base and the total available market of its products, the continued growth in demand for its products, the continued, increased demand for industry standards-based technology, its ability to react to trends and challenges in its business and the markets in which we operate, its ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of its products, its ability to establish and maintain successful relationships with its OEM partners, its ability to effectively compete in its industry, fluctuations in demand, sales cycles and prices for its products and services, its success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, its ability to protect its intellectual property rights, its ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, its success in realizing the anticipated benefits of mergers and acquisitions, and its ability to obtain debt at competitive rates or in sufficient amounts in order to fund its contractual commitments. Furthermore, the majority of its quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and its OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into its revenue and production forecasts and business planning and could negatively impact its financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for its products, and negative financial news. Consequently, its results could differ materially from its prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in its documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact the Company’s business is set forth in its annual report on Form 10-K filed with the SEC on February 16, 2018. All forward-looking statements in this document, including the outlook for the three months ending June 30, 2018 and full fiscal 2018, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Company Infographic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 17, 2018	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Alinka Flaminia
	Name:	Alinka Flaminia
	Title:	Senior Vice President, General Counsel